EXHIBIT 99.906CERT


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the semi-annual report of Valor Investment Fund, Inc. (the "Company") on Form N-SAR for the period ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William B. Klinsky, President (Chief Executive Officer) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William B. Klinsky
--------------------------------------
William B. Klinsky
President (Chief Executive Officer)

September 30, 2004

                                                             EXHIBIT 99.906CERT


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the semi-annual report of Valor Investment Fund, Inc. (the "Company") on Form N-SAR for the period ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ernest J. Schwartz, Vice President, Secretary and Treasurer (Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ernest J. Schwartz
--------------------------------------
Ernest J. Schwartz
Vice President, Secretary and
Treasurer (Chief Financial Officer)

September 30, 2004